Supplemental Agreement

To

DESIGN SERVICE CONTRACT

Between

ASBILI Company

And

Minaro Corp.

This Supplemental Agreement is entered into by the ASBILI Company (hereafter referred to as “Customer”) and the Minaro Corp. (hereafter referred to as “Executor”), under the provisions of the DESIGN SERVICE CONTRACT, Article III, PAYMENT. Unless otherwise specified herein, the provisions of the DESIGN SERVICE CONTRACT shall apply to this Supplemental Agreement.

This Supplemental Agreement to the DESIGN SERVICE CONTRACT may be terminated or amended by modifications at any time by mutual concurrence of both parties.

This additional agreement adds the following change to the ordering of orders:

ARTICLE III – STATEMENT OF WORK

The following is an additional item within Article III, Section (1):

“ 1. Incoming orders from  Executor will be debited as they are completed, not at the end date of the contract. The execution of services is possible by prepayment or payment upon the performance of services. This design services summary may be revised by mutual additional agreement of the Customer and the Executor.”

ARTICLE IV – TERM OF AGREEMENT

This Supplemental Agreement will be effective for a period of one year from the date of final signature.

ARTICLE V – SIGNATURES

IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the date(s) set forth below.

FOR THE ASBILI Company:

Signature:

/s/ Deo Vidales

Name:

Deo Vidales

Title:        President

Date:

March 5,2018

FOR THE Minaro Corp.:

Signature:

/s/ Yulia Lazaridou

Name:

Yulia Lazaridou

Title:

President

Date:

March 5, 2018